Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT CBOE VEST U.S. EQUITY ENHANCE & MODERATE BUFFER ETF – SEPTEMBER

(the “Fund”)

Supplement To THE Fund’s Prospectus

Dated november 28, 2022

Notwithstanding anything to the contrary in the Fund’s prospectus, the second sentence of the first paragraph of the section entitled “Additional Information on the Fund’s Investment Objective and Strategies” in the Fund’s prospectus is replaced in its entirety with the following:

The Fund’s investment objective to seek to provide investors with returns of approximately twice any positive price return of the Underlying ETF, up to a predetermined upside cap of 14.90% (before fees and expenses) while providing a buffer (before fees and expenses) against the first 15% of Underlying ETF losses, over the period from September 22, 2022 through September 15, 2023, is non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval.

Please Keep this Supplement with your Fund Prospectus for Future Reference